                                     (LOGO)

                          LONGLEAF PARTNERS FUNDS (SM)

                                 ANNUAL REPORT
                              at December 31, 1999

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Distribution Discussion....................................    7
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................   11
  Performance Contributions................................   13
  Performance History*.....................................   14
  Portfolio Summary........................................   15
  Portfolio of Investments.................................   16
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   18
  Performance Contributions................................   21
  Performance History*.....................................   22
  Portfolio Summary........................................   23
  Portfolio of Investments.................................   24
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   26
  Performance Contributions................................   29
  Performance History*.....................................   30
  Portfolio Summary........................................   31
  Portfolio of Investments.................................   32
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   35
  Performance Contributions................................   37
  Performance History*.....................................   38
  Portfolio Summary........................................   39
  Portfolio of Investments.................................   40
Financial Statements and Footnotes.........................   42
Financial Highlights.......................................   56
Report of Independent Accountants..........................   59
Service Directory..........................................   60
Trustees and Officers......................................   61

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Longleaf Partners International Fund reported outstanding results in the first full year of operation in 1999, yet many of our undervalued assets in the three domestic funds did not receive their fair weighing by the market. In 2000 we will be disappointed if we don't achieve our base-line objective of inflation plus 10% in all four Funds. As we discuss below, our return opportunities have not been foregone, but have improved as most of our corporate appraisals have grown.

The lackluster reported results for the three domestic funds should not overshadow the fact that 1999 was one of our best years from a buying perspective. The foundation that has been established should produce more than acceptable future returns. We committed more of our personal capital to the Longleaf Funds last year than in any prior period.

We have formatted this letter to answer some of the questions shareholders have raised recently.

Is something wrong at Longleaf?
We don't think so. We are in the same boat with other managers we admire tremendously. After a year when Berkshire Hathaway's performance did not equal some of the momentum followers', the December 27, 1999 Barron's headline read, "Has Warren lost his touch?" We and other disciplined value brethren have been through previous periods of underperformance. When our returns are hot (as recently as six months ago) people think we're smarter than we are, and during periods of weak relative performance we have had to explain our rationale. Like seasoned sports coaches, we don't get that excited when being carried off the field and we don't get that upset if the fans are screaming to fire us.

Aren't you exercising disciplines that are no longer valid in this new age? Mathematically, the value of a business is equal to the net present value of its future free cash flows. History has proven that over time stock prices, although volatile in the short-term, will converge with intrinsic business value.

Companies that can grow their free cash flow in the high single digits or low double digits WITHOUT SPENDING CAPITAL TO GET THAT GROWTH currently are considered downright frumpy. When we add the wisely reinvested free cash flow coupon to the organic growth rate, the companies we own are capable of growing their intrinsic values in the mid-teens for a long time. Buying those businesses at half their values implies large future returns. For our capital, a quality, low risk investment has an assured growth of corporate intrinsic worth and has a large margin of safety with the appraised value significantly greater than the share price. Remember, as business analysts we look through the stock to the assets that a

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

company owns; free cash flows, not newspaper headlines or short-term stock price action, determine quality. We made a lot of money in Seagram last year; initially when we invested, many confused the then bad press with the quality of Seagram's assets. The same applies to Waste Management today.

Some are worried about the opportunity cost of meager returns from quality businesses while the hot, speculative stocks are rising so dramatically. THE OPPORTUNITY OF A SIGNIFICANTLY UNDERVALUED INVESTMENT IS NOT FOREGONE. Why? Assume that high-quality company A was worth $40 in 1998, and it grew its intrinsic value through retained and reinvested cash flow by 15% to $46. Assume further that the price of A went from $20 to $17 in 1999. If in the long run stock prices converge with underlying values, which they have done for the last couple of centuries, then our target payoff is now $46 for A, not $40. We have postponed and INCREASED, not given up, our return. As long as the value grows, when the payoff happens is irrelevant because the prospective return rises. Furthermore, for taxable investors, long-term capital gains tax liabilities are deferred.

Stock market recognition of business value has never come in straight lines or equally measured amounts. If we knew the payoff pattern, we would not need to be either patient or long-term.

Why are you avoiding the Internet growth stories?
Historically, owning industries that transform the economy and have guaranteed high UNIT growth rates has almost never equaled investment success. Knowing that autos, aviation, televisions, and computers would proliferate did not translate into acceptable returns for investors for two primary reasons. First, the revolutionary benefits of these incredible breakthroughs accrued to customers and users, not owners. Second, in our open capitalist markets, competitive pricing fire rained down from everywhere, eliminating all but a few survivors. The risks are too high if the business owner might not keep the benefit of burgeoning demand because of having to discount prices, or if the current high grower might not have a competitive position in five years. Because a company's value is derived from the net present value of all future cash flows, what happens in year five is of massive importance to today's price. Sometimes investors assign multiples lightly or irrationally to earnings, revenues, "pageviews," or other relevant measures without any certainty about whether and when the company will generate cash.

Will Longleaf ever invest in technology?
We have and we will, but only on our terms and conditions. We can benefit from new, revolutionary, and productivity-enhancing technologies in four intelligent

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

ways. Each has varying degrees of risk and probabilities of success, and each must be analyzed carefully. First, we can invest in unique, strongly competitive non-tech businesses that will become more profitable through their use of new technologies (Marriott, Hilton, Waste Management). Second, we can own companies that will benefit significantly as service providers to rapidly growing technology enterprises (FedEx). Third, we can purchase above-average companies that are so undervalued we receive their established and/or nascent high-tech endeavors for no or negative consideration (Hughes through General Motors, semiconductors and digital technologies such as DVD through Koninklijke Philips Electronics, Nokia via Sampo). Fourth, we can own technology companies directly (MediaOne and 360 degrees Communications). In this last alternative, the business clearly must fall within our sphere of understandability, be competitively entrenched, have a definitive cash earnings stream that determines our value, and be available in the market at less than 60% of our appraisal.

Can't you just admit you missed the mark on Waste Management?
Our long-term investment success depends solely on 1) getting our appraisals right, and 2) having the values grow. No matter what the stock price does short-term, if the company's value rises, we will be successful over time. That is why, after only six months since the price declined, we are not ready to throw in the towel on Waste Management. The quality of the business and the competitive strength of the company have not been harmed. WMI's landfills and ability to generate substantial cash flow through efficient integration of waste collection and disposal create a large and GROWING value. The company has the right leadership in place with Maury Myers, and his team is several months into fixing computer related and operational problems from the merger.

With such large personal stakes in the Funds, we are constantly assessing whether we are "right" about our appraisals, the managements, and the businesses we own. We admit and try to learn from our errors. It is instructive to look at what we consider poor assessments, where 1) the values have dropped or stagnated, and 2) there is a meaningful measurement period of years, not months.

Our economic assessment of Alexander & Baldwin was too optimistic. The Hawaiian economy has stayed weak for so long that our appraisal hasn't grown in the past few years, nor has the price of the stock. We continue to hold A&B because our appraisal is finally growing as the new CEO, Allen Doane, takes advantage of the state's distress by buying Hawaiian properties cheaply and repurchasing his undervalued shares.

We also misjudged Host Marriott's ability to allocate capital. Our value took a major hit when, instead of rolling up partnerships cheaply for cash, management

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

issued undervalued equity for partnerships and for a major acquisition. We remain shareholders because we are convinced that the newly appointed CEO, Chris Nassetta, will do a better job at capital allocation; performance of the hotel properties has not missed a beat; and the company has begun to aggressively buy in shares.

We sold five companies across the four funds last year at close to breakeven results because our assessments of management turned negative, even though the stocks remain undervalued. We would rather not name them to protect the guilty.

As your portfolio manager and large investment partner we are responsible for making sure our businesses grow in value. To do that, it behooves us to judge ourselves critically and improve our investment and analytical process, rather than worry about people's perceptions of our judgement. Renowned value investor Seth Klarman pointed out that "Being very early and being wrong look exactly the same 99% of the time."

Why aren't you worried about your results?
We reassess our holdings constantly, as any long-term owner should. Today's evaluations point to one conclusion -- we currently own the best collection of assets we have ever held, at the best prices.

- You and we own sited landfills that have almost no risk of duplication, little serious competition, strong pricing power, and growing long-term demand. These landfills sell for less than seven times free after-tax cash flow (contrasted to the S&P's P/E of over 30X).
- You and we own the highest quality worldwide express delivery network in the world via FDX for a fraction of replacement cost. While UPS has higher stock price parameters because of its strength in business-to-consumer Internet delivery, FDX is stronger in business-to-business commerce. This e-commerce market will become substantially larger than the consumer side.
- You and we own the highest quality collection of hotels anywhere at unlevered cash-on-cash yields in the mid-teens.
- You and we own vast amounts of timberlands with high cash flow returns at a few hundred dollars per acre.

This list goes on and on. If we bid today's market equivalent prices for comparable private assets, sellers would either have a stroke laughing or punch us for the insult.

In the past we have been unable to own as many assets of this quality. Prices were too rich to stomach, despite how we salivated at the rapid value growth. To our

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

benefit today's stock market is assigning the "quality" label only to those businesses such as technology and communications with a case for phenomenal UNIT growth.

The management teams at the companies we own are not only good partners, they are enhancing our appraisals with share repurchases. With stock prices more disconnected from their businesses than most can remember, our partners are making the intelligent capital allocation choice to buy back shares. The current level of share repurchase activity at our portfolio companies is unprecedented. Using the Partners Fund as a proxy, only FOUR U.S. companies in the entire portfolio are not buying back their shares. While this statistic means nothing short-term, repurchases significantly raise intrinsic values-per-share (as the denominator shrinks faster than the numerator), and therefore increase our long-term return.

Our strong optimism about the Longleaf portfolios, despite an overvalued market, is based on our compelling and undervalued holdings. When we compare the appraisal of each company we own to its stock price, we have some of the cheapest, quality businesses that we have ever owned. Collectively, these positions should produce significant future returns. We have increased our own investments in all four Longleaf funds for all the above reasons.

How could I have known about the distributions?
Our vehicle for communicating with our partners has always been our quarterly reports. Every quarter we list positions sold and we discuss significant sales in each Fund's commentary.

- Our Third Quarter Report included a paragraph indicating the date and magnitude of distributions for the funds.
- With the introduction of our Web site (see below), we will have an additional way to inform you of distribution plans.
- Because we have received so many questions and comments about this topic, we put together a separate discussion on distributions. Although many of you received a copy in the mail, we have reprinted it in this report on page 7.

Have Fund redemptions been a problem?
Some shareholders redeemed their investments in all four funds in 1999. Redemptions have not disrupted our portfolio management. In the cases where we sold securities, we liquidated our highest price-to-value positions and improved the undervaluation of the remaining portfolio. More importantly, we are grateful to those of you who continue to believe in our disciplines. Our almost

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

30 years of experience convinces us your allegiance will be amply rewarded; superior returns would be the best "thank you" we know of.

How can I stay more aware of what's going on at Longleaf?
We spend a substantial amount of time trying to make our quarterly reports thorough and useful, and encourage all our partners to read them. Because the Annual Report is audited, it requires about six weeks to get a final version. We try to turn around the other quarterlies within three to four weeks of quarter end to enable our partners to have the information they want as soon as possible.

We also encourage you to come to our annual gathering of shareholders. Last year we had over 400 partners attend. This year the meeting will be Wednesday, May 10 at 5:30 p.m. at the Memphis Botanic Garden.

We enter the new century by announcing a Longleaf Web site, www.longleafpartners.com. We heard from a number of you with content suggestions, and have tried to incorporate your comments in our design. The site should be available around the first of February. We will be adding enhancements to the site over the next few months, and welcome your suggestions. We will use the site to post our quarterly reports electronically and to notify shareholders of any fund news. Background information, historical data and reports, and articles will be available.

Will the Partners Fund reopen?
The Partners Fund re-opens to new investors on February 1, 2000. The Fund is extremely well positioned with undervalued, high quality holdings and little cash. We have found several compelling additional investments which cash inflows will enable us to own. All our partners will benefit from new assets into the Fund. Buying our most undervalued investment ideas will decrease the Fund's already historically low price-to-value ratio, thereby further improving our substantial return opportunity.

We extend our best wishes to each of you as we head into 2000. We look forward to visiting with our partners at the annual meeting.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                            LONGLEAF PARTNERS FUNDS
                            DISTRIBUTION DISCUSSION

Why do the Funds make distributions?
To avoid federal taxation, all mutual funds must pass through two types of distributions to shareholders -- net realized gains on stocks profitably sold from the portfolio, and net income from company dividends and interest received, less fund operating expenses. In early February you will receive a 1099-DIV tax form which indicates the amount of long-term gains received (generally taxed at 20%), and the amount of short-term gains and income (taxed at your marginal rate).

Why does a distribution cause the Fund to go "down"?
The Fund's net asset value (NAV) declines after a distribution by the amount paid to shareholders, because this amount is no longer included in the Fund's assets. If you reinvest your dividends, that amount is returned to the Fund to purchase more shares. Your account balance doesn't change, but the NAV and number of shares do. Paying dividends does not affect a Fund's performance.

For example, on November 9, 1999, a Partners Fund shareholder received $4.23 in capital gains per share. If reinvested, the shareholder received 0.19915 additional shares for every share already owned.

                      BEFORE         AFTER
                   DISTRIBUTION   DISTRIBUTION                 NOTES
                   ------------   ------------                 -----
Shares owned.....        100         119.915     (add 0.19915 new shares per
                                                   existing share)
NAV..............     $25.47          $21.24     (previous NAV minus $4.23 per
                                                   share in gains)
Account Value....     $2,547          $2,547     (Same ending balance)

To track the value of your account accurately you must increase the number of shares you own by the number of shares received in the distribution.

How can distributions be large when there is little year-to-date performance? Long-term capital gains and one-year performance are not directly related. When Longleaf sells a stock, the taxable gain is calculated from the original purchase price. If the Fund has owned a business for four years, the appreciation or contribution of that stock to performance has come over that time, with only a portion contributing in the current year. ALL the taxable gain from the four-year period, however, is realized in the CURRENT year it is sold. Whether the appreciation has come in the current year or over time, other stocks in the portfolio could be flat or down, causing Fund performance for the year to be lower than the return on the sold stocks.

                            LONGLEAF PARTNERS FUNDS
                            DISTRIBUTION DISCUSSION

Why doesn't Longleaf sell some stocks that are down to offset the gains so I won't have to pay taxes?
Tax loss selling defers, not eliminates, taxes. The tax deferral benefit is reduced by the tax-free compounding we forego when booking a loss. If our cost is $10 per share, and we sell the shares at $9, we deduct the 10% loss this year. However, if we buy back the shares at $9, when the stock ultimately reaches appraisal, our booked gains will be higher based on a $9 cost, not $10. That differential is significantly higher if it also is a short-term versus long-term gain as discussed in item #4 below.

We believe that the benefit of delaying taxes for a few years is quite small relative to the risk or potential costs described below.

1) Selling shares and then buying them back generates trading costs that decrease performance.
2) We risk raising the price, and thus our cost basis, by the volume created in buying back shares. If we sell a stock at $10 to take a loss, and the trading volume to repurchase moves the price to $10.25, shareholders' future returns will be lower because the base is 2.5% higher than it would have been if we had held the shares.
3) We also risk raising our cost basis and/or being unable to re-establish our full position in a company if, in the 30 days we must be out of a stock to book a tax loss, company announcements or a change in market sentiment raises the stock price. In October 1998 several stocks in which we could have booked a loss rallied over 30% within 30 days. Some moved above our buy price (60% of appraisal). Missing that appreciation or being unable to buy that holding back would have been much more costly than paying taxes on our mostly long-term gains.
4) Moving our purchase date forward can be tremendously expensive if the stock rises to appraisal in less than a year, because of the large tax rate difference in short-term versus long-term gains. If we bought XYZ in June of 1999, sold it at a loss in October 1999, and bought it back at the same price in November 1999, and if in August 2000 the price rapidly rises to appraisal where we sell it, the higher tax rate for short-term gains in 2000 far offsets the tax "benefit" received in 1999 by selling the shares at a loss.

Doesn't Longleaf care about AFTER-TAX returns?
The employees of Southeastern are the largest shareholder group across our four funds, and most of our money is taxable. We care deeply about minimizing our tax bills. We believe our approach maximizes long-term after-tax returns. Giving

                            LONGLEAF PARTNERS FUNDS
                            DISTRIBUTION DISCUSSION

up long-term performance opportunity is generally more costly than paying taxes on long-term gains.

We do manage tax liabilities in our selling execution. Our time horizon is 4-5 years, which our average holding periods, or turnover, reflect. Almost all of our realized gains are long-term which cuts the tax liability in half for most shareholders. Sales execution focuses on tax management. We sell long-term, higher cost shares first to minimize short-term and total taxable gains.

What does it mean when we say the portfolio is "tax advantageous"?
Purchasing a fund where the NAV reflects a net unrealized loss provides you a tax benefit. You did not suffer the price declines that created the loss, but reap the tax-free appreciation when the stocks rise. Currently both Longleaf Partners Fund and Longleaf Partners Realty Fund are extremely compelling buying opportunities for two reasons -- they are fully invested and selling at very cheap prices, and they have some net unrealized losses. While the Partners Fund's NAV reflects some realized gains, the Realty Fund's NAV includes the tax benefit of loss carryforwards or realized losses.

                           (Intentionally Left Blank)

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund ended 1999 up 2.2% following an almost flat (-0.5%) fourth quarter. The equally weighted Value Line Index rose 3.2% in the quarter, but declined 1.4% in 1999. By contrast, the S&P 500 Index, dominated by a few large, mostly technology related stocks, rose 14.9% in the quarter and ended the year up a commendable 21.1%. (Please refer to the table on page 12 for specific contributions to the Fund's 1999 performance.)

The Fund's meager return for the year is attributable primarily to Waste Management. We reviewed our reasons for owning WMI in the third quarter report, and the business case remains valid. Subsequent to our last report, the company has moved aggressively to solve its two main challenges. First, Maury Myers was appointed Chairman and CEO. Maury has successfully turned around three struggling companies with financial constraints significantly more severe than at Waste. He has strong logistics and systems expertise, which are critical to making the merged Waste Management and USA Waste operate as a single, efficient company. He has the leadership experience and skill to improve corporate morale and customer service. His compensation package is heavily tied to the stock's performance. Second, a new MIS team with vast experience has been assembled and is several months into a 12 to 18 month systems project that will solve many of the problems that caused WMI to stumble.

The market's disdain for real estate also negatively impacted performance last year. Host Marriott, discussed on pages 3 and 26 of this report, and Trizec Hahn declined during 1999. The stocks' performance contrasted sharply to operating results and earnings, which increased over the past twelve months at these companies.

Our investment in Nippon Fire and Marine, the Japanese non-life company, declined in 1999. Value has grown as the company's equity investments increased substantially and its underwriting businesses remained profitable. Japanese banks and life insurance companies' major liquidity-driven sales of non-life stocks depressed Nippon's price.

The Partners Fund had several successes that helped the year's results. Philips Electronics, which we bought in 1996 and again after steep declines in 1998, rose over 115% during 1999 to $135 per share. Over the 27 months we have owned the business, not only has the price risen well above our original mid-$30's cost, but management's ability to rapidly build value has enabled us to defer taxable gains by continuing to own the rising stock without sacrificing our margin of safety.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Early in the year we discussed our successful sales of Seagram, News Corp, and MediaOne where we made 2-3 times our original investments. Several of our long-time holdings added to performance. Knight Ridder benefited from higher ad sales and margins. The recovery of oil helped Canadian Pacific. Marriott continued to report increased fees as new hotels opened under the Marriott brands, and Bill Marriott used his free cash flow to aggressively repurchase inexpensive shares. In the first half of 1999 we reduced our 14.7% FDX position as the price approached our appraisal, and we reinvested the proceeds in more undervalued businesses. When the price declined in the Fall, we again increased our stake in FDX. (See page 4 for comments.)

One recent purchase, General Motors, has begun to appreciate, although it remains well below our appraisal. We also bought a full position in Georgia-Pacific Timber Group, a collection of valuable timberlands with a proven, shareholder-oriented management. Our other new full position, Tricon Global Restaurants, was spun off from Pepsi and owns the KFC, Taco Bell, and Pizza Hut brands. As a stand-alone company, management has focused on improving restaurant operations and franchisee relations. We are pleased to be partners with David Novak who has the right experience and stock ownership incentives to make Tricon successful.

As stated earlier in this report, the Partners Fund has rarely owned this many high quality companies and never at prices this discounted. The portfolio's composite price-to-value ratio began the new year at the lowest level of any year since the Fund opened in 1987. When the gap begins to close between share prices and the large and growing corporate values at our companies, we should see significant returns.

                   PARTNERS FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 1999. The companies listed impacted performance by at least $20 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Koninklijke Philips Electronics N.V..................  $196,841,022
  The Seagram Company Ltd..............................    95,083,788
  United Healthcare Corporation........................    71,023,106
  The News Corporation Limited.........................    41,755,467
  MediaOne Group, Inc. ................................    39,888,191
  Knight Ridder, Inc...................................    29,185,739
  General Motors Corporation...........................    28,553,084
  Marriott International, Inc..........................    28,062,749
  Canadian Pacific Limited.............................    27,537,843
  The Nippon Fire & Marine Insurance Company Ltd.......   (23,760,517)
  TrizecHahn Corporation...............................   (25,411,913)
  Host Marriott Corporation............................   (53,063,326)
  Waste Management, Inc................................  (425,789,411)
  All others, net......................................     8,232,434
                                                         ------------
                                                           38,138,256
Interest income........................................    33,602,899
Expenses...............................................   (39,467,704)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $ 32,273,451
                                                         ============

                      PARTNERS FUND - PERFORMANCE HISTORY

                             LONGLEAF PARTNERS FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

                                    (GRAPH)

The graph is a composite line graph showing total returns of Longleaf Partners Fund over ten years in comparison with the S&P 500 Index, the primary broad based securities index used, the Value-Line Index, and inflation plus 10%.*

Each line graph begins with an assumed investment of $10,000 at 12/31/89, and has an ending value for each at 12/31/99. The ending value for each separate line graph is as follows:

Longleaf Partners Fund -- $43,157
S&P 500 Index -- $53,211
Value-Line Index -- $16,656
Inflation plus 10% -- $33,734

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                         Value-Line
                                    Partners   S&P 500   (Geometric)   Inflation
                                      Fund      Index       Index      Plus 10%*
                                    --------   -------   -----------   ---------
One Year                              2.18%     21.05%      (1.40)%      12.68%
Five Years                           18.24      28.55        9.21        12.37
Ten Years                            15.75      18.20        5.23        12.93
Since Public Offering 4/8/87         15.48      16.43        3.71        13.25

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                       PARTNERS FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 46.9% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               16.4%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

FDX CORPORATION (FDX)                                                       8.9%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.8%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

GENERAL MOTORS CORPORATION (GM)                                             6.7%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

CANADIAN PACIFIC LIMITED (CP)                                               6.1%
Canadian company with valuable natural resources including oil, gas, and coal, a significant transportation (rail and shipping) business, and resort hotels.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

                   NEW HOLDINGS                             ELIMINATIONS
                   ------------                             ------------
Aetna, Inc.                                         MediaOne Group, Inc.
Allied Waste Industries, Inc.                       Mitsui Marine and Fire
General Motors Corporation                            Insurance Company, Ltd.
Georgia-Pacific Corporation -- Timber Group         The News Corporation Limited
Park Place Entertainment Corp.* (HLT)               Park Place Entertainment
Tricon Global Restaurants, Inc.                       Corp.* (HLT)
                                                    The Seagram Company Ltd.

* Acquired through merger/spin-off of existing position (ticker of original holding).

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
Common Stock 98.4%

                     Environmental Services 17.1%
     2,890,900   *   Allied Waste Industries, Inc.................   $   25,476,056
    34,557,689       Waste Management, Inc.(b)....................      593,960,280
                                                                     --------------
                                                                        619,436,336
                                                                     --------------
                     Health Insurance 2.7%
       267,700       Aetna Inc....................................       14,941,006
     1,525,300       United Healthcare Corporation................       81,031,562
                                                                     --------------
---
                                                                         95,972,568
                                                                     --------------
---

                     Investment Management 0.5%
     1,237,700   *   The Pioneer Group, Inc.......................       19,493,775

                     Lodging 17.3%
     1,076,380   *   Crestline Capital Corporation(b).............       22,200,337
    19,601,100       Hilton Hotels Corporation(b).................      188,660,588
    11,700,250       Host Marriott Corporation(b).................       96,527,063
    10,103,600       Marriott International, Inc..................      318,894,875
                                                                     --------------
                                                                        626,282,863
                                                                     --------------
                     Manufacturing 2.2%
     4,450,000   *   UCAR International, Inc.(b)..................       79,265,625

                     Multi-Industry 9.0%
     1,565,000       Alexander & Baldwin, Inc.....................       35,701,563
     3,323,000       General Motors Corporation...................      241,540,563
       360,640       Koninklijke Philips Electronics N.V.
                       (Foreign)..................................       48,686,400
                                                                     --------------
                                                                        325,928,526
                                                                     --------------
                     Natural Resources 11.7%
     7,459,900       Georgia-Pacific Corporation - Timber
                       Group(b)...................................      183,700,038
    11,201,032   *   Pioneer Natural Resources Company(b).........      100,109,223
     2,900,000       Rayonier Inc.(b).............................      140,106,250
                                                                     --------------
                                                                        423,915,511
                                                                     --------------
                     Property & Casualty Insurance 6.8%
    30,534,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)(b)..........................       90,985,902
    27,460,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Foreign).............................      155,066,839
                                                                     --------------
                                                                        246,052,741
                                                                     --------------
                     Publishing 5.1%
     3,134,300       Knight Ridder, Inc...........................      186,490,850

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
                     Real Estate 6.2%
     1,998,400       Boston Properties Inc........................   $   62,200,200
     9,681,791       TrizecHahn Corporation (Foreign)(b)..........      163,380,223
                                                                     --------------
                                                                        225,580,423
                                                                     --------------

                     Restaurants 4.8%
     4,465,000   *   Tricon Global Restaurants, Inc...............      172,460,625

                     Transportation 15.0%
    10,175,000       Canadian Pacific Limited (Foreign)...........      219,398,437
     7,890,000   *   FDX Corporation(c)...........................      322,996,875
                                                                     --------------
                                                                        542,395,312
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,940,414,406)....    3,563,275,155
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 1.7%
    62,701,000       Repurchase Agreement with State Street Bank,
                       2.50% due 1-3-00 (Collateralized by U.S.
                       government securities).....................       62,701,000
                                                                     --------------
TOTAL INVESTMENTS (COST $4,003,115,406)(a)................  100.1%    3,625,976,155
OTHER ASSETS AND LIABILITIES, NET.........................   (0.1)       (3,866,685)
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,622,109,470
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $20.49
                                                                     ==============

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $435,970,447, and $(813,109,698), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral for forward currency contracts. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 19% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency      Unrealized
 Units Sold              Settlement Date           Market Value       Loss
-------------   ---------------------------------  ------------   ------------
8,759,000,000   Japanese Yen 3-30-00.............  $ 86,819,208   $(12,022,002)
5,565,000,000   Japanese Yen 6-30-00.............    56,009,314     (4,841,706)
5,400,000,000   Japanese Yen 9-29-00.............    55,224,990       (882,633)
                                                   ------------   ------------
                                                   $198,053,512   $(17,746,341)
                                                   ============   ============

                       See Notes to Financial Statements.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

In 1999 Longleaf Partners International Fund gained 24.4% following a flat (-0.3%) fourth quarter. The EAFE Index gained 25.3% for the year after its impressive 16.6% gain in the last quarter. We comfortably exceeded our target of generating a 10% return over inflation, and perhaps more importantly, we achieved this return with a low-risk portfolio. We bought some of our best performers below liquidation value, and our foreign currency exposure was hedged. (Please refer to page 20 for specific contributions to the Fund's 1999 performance.)

Nippon Broadcasting was the single largest contributor to the Fund's performance. The company's price rose to partly reflect the value of its 34% stake in Fuji Television, one of Japan's three public broadcasters. Despite a near tripling from its lows, Nippon Broadcasting continues to sell at a discount to both its intrinsic value and its liquidation value. De Beers was our next-largest contributor; it has doubled since our purchase, but the company's value has grown nearly as fast because management exchanged various minority ownership interests in commodity businesses for a larger controlling position in Anglo-American Corporation, and profitably turned large amounts of its diamond inventory into cash. De Beers' diamond franchise remains undervalued.

We sold two of our large contributors, Highland Distilleries and Philips Electronics. Highland's management confirmed our assessment of intrinsic value by taking the company private for cash at a slight premium to our appraisal. We sold Philips in the fourth quarter when we found other positions at more compelling discounts.

Several of the Fund's largest positions declined during the year. Meanwhile, managements built value, and made these holdings even more attractive than when we first purchased them. At Brierley Investments management successfully shed non-core assets, reduced debt, and built value through share repurchases. The company sells at half its liquidation value and at an even wider discount using recent comparable transactions to appraise its three major assets. Brierley's stock fell primarily because it was removed from the New Zealand stock indices pending a move to Singapore. Index membership has nothing to do with intrinsic value, and we are confident that Brierley's management will build value while short-term, non-fundamental factors impact the price.

Olympia & York Properties also suffered a significant decline, along with most of the Canadian real estate industry. Philip Reichmann, O&Y's CEO, is the consummate owner-operator who is eager to close the nearly 50% gap between

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

the market price and stock's value, which a number of private market transactions over the past year have confirmed.

We used sale proceeds and new assets to acquire a number of new positions, the most significant being Safeway, Bemrose, and Sampo Insurance. Safeway, our largest holding, is the UK's fourth largest food-retailer. Its price declined after Wal-Mart's decision to enter the UK market via the acquisition of a competitor. Safeway's management team, led by CEO and Wal-Mart veteran Carlos Criado-Perez, has successfully improved operations and positioned the company to build value either independently or via merger in this consolidating industry. Our fourth largest position, Bemrose, is a UK promotional marketing and commercial printing company. The stock price suffered because of weakness in the printing business and problems integrating two small acquisitions. The promotional marketing side, however, continues to grow in double digits. Management has demonstrated its shareholder orientation by selling a portion of the business at a 70% premium to its implied market value and returning the cash to shareholders. Sampo is Finland's largest non-life insurance company, and is our sixth largest holding. Analysts' obsession with the company's low reported return-on-equity gave us the opportunity to acquire a stake. Reported returns were low because Sampo holds most of its investments in equities, which depress reported returns, but are the key ingredient in rapidly building book value.

Our new positions became available partly for the same reason that the Fund's relative performance declined in the second half of the year: a polarization in international markets that favored technology and telecommunications stocks at the expense of most others. In Japan, despite the Nikkei's 37% rise, 80% of stocks actually finished down for the year. In Europe, 70% of returns were delivered by 12% of the market, mostly telecommunications stocks.

Our portfolio demonstrates the market's current extremes. Our Japanese non-life insurers hold equities that have appreciated by 10-20% on average over the past year. This equity appreciation combined with profitable underwriting results has pushed up asset values faster this year than at any time in the past decade. In addition, three non-life companies have announced a merger, and four have initiated stock buybacks. Nevertheless, after a brief rally this summer, most non-life stocks are down for the year and sell at historic discounts to their liquidation values. Nippon Fire and Marine fell despite President Ken Matsuzawa's consistent demonstration that he is one of Japan's most shareholder-oriented CEOs.

In Europe, Nokia delivered one of the continent's best performances and nearly doubled in the second half of the year. Sampo is Nokia's third largest share-

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

holder, and Nokia's increase at market value added nearly 33% to Sampo's NAV. Sampo announced a buyback, a value-neutral merger, and a number of wise reinvestments of harvested Nokia gains, yet Sampo's discount to NAV deepened.

We are thankful that the dichotomy in international markets has provided us the opportunity to steal great companies at discounted prices. Earlier in 1999, we wondered if we had missed the Japanese market. Now, many of the companies we analyzed last year are available at lower prices in an environment much more supportive of creating shareholder value. In Europe, some of the best consumer brands in the world are trading at new lows. Most important, the companies we already own are building value via share buybacks and other wise capital allocation decisions. We are excited about the implied long-term returns from our portfolio. Thank you for your partnership.

                 INTERNATIONAL FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 1999. The companies listed impacted performance by at least $1.5 million.

                                                              CONTRIBUTION
FROM PORTFOLIO HOLDINGS BY COUNTRY:                           ------------
ARGENTINA
  Banco Hipotecario.........................................  $  1,632,369
  Republic of Argentina Bonds...............................     1,512,200
                                                              ------------
                                                                 3,144,569
                                                              ------------
CANADA
  Anderson Exploration Limited..............................     3,494,342
  Gulf Canada Resources Limited.............................     1,656,096
  O&Y Properties Corporation................................    (3,822,280)
  All others, net...........................................     1,344,854
                                                              ------------
                                                                 2,673,012
                                                              ------------
FINLAND
  Sampo Insurance Company Ltd...............................     3,178,549
  Unrealized foreign exchange gain..........................       319,316
                                                              ------------
                                                                 3,497,865
                                                              ------------
JAPAN
  Nippon Broadcasting System................................     9,252,948
  MOS Food Service, Inc.....................................    (1,938,723)
  The Nippon Fire & Marine Insurance Company, Ltd...........    (3,780,852)
  All others, net...........................................    (1,630,803)
  Realized and unrealized foreign exchange gain.............     2,604,444
                                                              ------------
                                                                 4,507,014
                                                              ------------
THE NETHERLANDS
  Koninklijke Philips Electronics N.V.......................     6,107,877

NEW ZEALAND
  Brierley Investments Limited..............................    (3,979,916)
  Realized and unrealized foreign exchange gain.............        55,942
                                                              ------------
                                                                (3,923,974)
                                                              ------------
SOUTH AFRICA
  De Beers Consolidated Mines, Ltd..........................     7,585,932
  Anglovaal Mining Limited..................................     1,106,141
                                                              ------------
                                                                 8,692,073
                                                              ------------
UNITED KINGDOM
  Wassall PLC...............................................     7,247,429
  The Highland Distillers plc...............................     7,064,864
  Safeway plc...............................................    (1,495,210)
  All others, net...........................................       583,048
  Realized and unrealized foreign exchange loss.............       (80,134)
                                                              ------------
                                                                13,319,997
                                                              ------------
UNITED STATES
  Agribrands International, Inc.............................     2,498,177
  Wisconsin Central Transportation Corporation..............    (2,129,578)
  All others, net...........................................     1,072,642
                                                              ------------
                                                                 1,441,241
                                                              ------------
All others, net.............................................       (50,970)
                                                              ------------
                                                                39,408,704
Interest income.............................................     1,709,757
Expenses....................................................    (4,055,709)
                                                              ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $ 37,062,752
                                                              ============

                    INTERNATIONAL FUND - PERFORMANCE HISTORY

                      LONGLEAF PARTNERS INTERNATIONAL FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         SINCE PUBLIC OFFERING 10/26/98

                                    (GRAPH)

The graph is a composite line graph showing total returns of Longleaf Partners International Fund since the initial public offering on 10/26/98, in comparison with the Morgan Stanley Capital International Europe, Australia, Far East Index
(EAFE), the primary broad based securities index used, and inflation plus 10%.*

Each line graph begins with an assumed investment of $10,000 at 10/26/98, and has an ending value for each at 12/31/99. The ending value for each separate line graph is as follows:

Longleaf Partners International Fund -- $13,558
EAFE Index -- $13,886
Inflation plus 10% -- $11,567*

                                    RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1999

                                       International    EAFE    Inflation
                                           Fund        Index    Plus 10%
                                       -------------   ------   ---------
One Year                                  24.37%       25.27%     12.68%
Since Public Offering 10/26/98             29.41        32.05     13.12

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                        COUNTRY ALLOCATION OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Japan.................................   28.8%
United Kingdom........................   23.2
Canada................................   19.4
United States.........................    8.0
New Zealand...........................    6.1
Finland...............................    6.0
South Africa..........................    3.8
Bermuda...............................    2.8
Argentina.............................    1.9
                                        -----
                                        100.0%
                                        =====

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 34.0% OF NET ASSETS)

SAFEWAY PLC                                                                 8.6%
Fourth largest U.K. food retailer with valuable locations.

WASSALL PLC                                                                 6.9%
An U.K. based holding company whose largest holding is Thorn Lighting Group. Other assets include a large cash position and metal closures.

NIPPON BROADCASTING SYSTEM                                                  6.5%
The largest owner of Japan's #2 television broadcaster, Fuji Television, and a dominant broadcaster in the Tokyo market.

BEMROSE CORPORATION PLC                                                     6.0%
U.K. promotional products and commercial printing company.

BRIERLEY INVESTMENTS LIMITED                                                6.0%
A New Zealand based holding company which owns controlling stakes in U.K. based Thistle hotels, Air New Zealand, and Australian building materials maker, James Hardie.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Anglovaal Mining Limited            Agribrands International, Inc.
Banco Hipotecario                   Anderson Exploration Limited
Bemrose Corporation plc             Anglovaal Mining Limited
De Beers Consolidated Mines Ltd.    The Dowa Fire and Marine Insurance
Ezaki Glico Co., Ltd                  Company Ltd.
Gendis Inc.                         FDX Corporation
Hollinger Inc.                      Haw Par Corporation Limited
Hollinger International Inc.        The Highland Distillers plc
Jarvis Hotels plc                   Koninklijke Philips Electronics
MOS Food Service, Inc.              N.V.
O&Y Properties Corporation          Premier Farnell plc
Premier Farnell plc                 The Seagram Company Ltd.
Safeway plc                         Shaw Communications, Inc.--Class B
Sampo Insurance Company Ltd.        Swire Pacific Limited
Sea Containers Limited              Toyoda Automatic Loom Works, Ltd.
Toyoda Automatic Loom Works, Ltd.
Weetabix Limited

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
Common Stock 101.3%

                     Banks 1.8%
       389,672   *   Banco Hipotecario (Argentina)....................   $  5,378,011

                     Broadcasting 6.5%
       220,000       Nippon Broadcasting System (Japan)(d)............     19,129,484

                     Food 2.1%
       601,000       Ezaki Glico Co., Ltd. (Japan)(d).................      2,794,937
        64,000       Weetabix Limited (United Kingdom)................      3,352,336
                                                                         ------------
                                                                            6,147,273
                                                                         ------------
                     Lodging 0.3%
       475,000       Jarvis Hotels plc (United Kingdom)...............        899,530

                     Multi-Industry 15.7%
    83,750,000   *   Brierley Investments Limited (New Zealand)(d)....     17,470,250
       310,100       Sea Containers Limited (Bermuda).................      8,256,412
     3,765,000       Wassall PLC (United Kingdom)(d)..................     20,388,650
                                                                         ------------
                                                                           46,115,312
                                                                         ------------
                     Natural Resources 12.8%
       380,000       De Beers Consolidated Mines Ltd. (South
                       Africa)........................................     10,996,250
     3,349,996       Gendis Inc. (Canada)(b)(c).......................     10,964,295
     4,650,000   *   Gulf Canada Resources Limited (Canada)...........     15,693,750
                                                                         ------------
                                                                           37,654,295
                                                                         ------------
                     Printing 6.0%
     3,453,600       Bemrose Corporation plc (United Kingdom)(b)......     17,477,765

                     Property & Casualty Insurance 22.8%
     2,670,000       The Dai-Tokyo Fire and Marine Insurance Company,
                       Ltd. (Japan)(d)................................     10,877,720
     4,879,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     14,538,554
     3,337,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     10,302,292
       490,000       Sampo Insurance Company Ltd. (Finland)(d)........     17,043,807
     2,503,000       The Yasuda Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     14,134,461
                                                                         ------------
                                                                           66,896,834
                                                                         ------------
                     Publishing 4.7%
       639,500       Hollinger Inc. (Canada)..........................      5,948,632
       598,400       Hollinger International Inc. (United States).....      7,741,800
                                                                         ------------
                                                                           13,690,432
                                                                         ------------
                     Real Estate 4.4%
     4,171,600   *   O&Y Properties Corporation (Canada)(b)(d)........     12,934,748

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                             MARKET VALUE
    ----------                                                           ------------
                     Restaurants 6.5%
       448,000       Kentucky Fried Chicken Japan (Japan)(d)..........   $  5,685,619
     1,020,000       MOS Food Service, Inc. (Japan)(d)................     13,542,854
                                                                         ------------
                                                                           19,228,473
                                                                         ------------
                     Retail 8.6%
     7,380,000       Safeway plc (United Kingdom)(d)..................     25,216,014

                     Transportation 9.1%
       525,000       Canadian Pacific Limited (Canada)................     11,320,312
     1,150,000   *   Wisconsin Central Transportation Corporation
                       (United States)(d).............................     15,453,125
                                                                         ------------
                                                                           26,773,437
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $280,486,997)..........    297,541,608
                                                                         ------------

       PAR
    ----------
Short-Term Obligations 0.9%

     2,769,000       Repurchase Agreement with State Street Bank, 2.50% due
                       1-3-00 (Collateralized by U.S. government
                       securities).........................................       2,769,000
                                                                              -------------
TOTAL INVESTMENTS (COST $283,255,997)(a)............................  102.2%    300,310,608
OTHER ASSETS AND LIABILITIES, NET...................................   (2.2)     (6,697,512)
                                                                      -----   -------------
NET ASSETS..........................................................  100.0%  $ 293,613,096
                                                                      =====   =============
NET ASSET VALUE PER SHARE..................................................          $12.02

*   Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $34,129,773 and $(17,075,162), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) Designated as collateral on forward currency contracts. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency                Currency Sold and              Currency     Unrealized
 Units Sold                Settlement Date             Market Value   Gain (Loss)
-------------   -------------------------------------  ------------   -----------
    6,688,166   British Pound 3-30-00................  $ 10,779,852   $   (56,186)
   17,765,000   British Pound 6-30-00................    28,622,721       (12,798)
   10,000,000   British Pound 12-28-00...............    15,935,100       214,900
    1,500,000   Canadian Dollar 3-30-00..............     1,035,769        (4,913)
   18,500,000   Canadian Dollar 6-30-00..............    12,801,919      (328,369)
   15,400,000   European Currency Unit 6-30-00.......    15,645,529       659,321
4,938,726,087   Japanese Yen 3-30-00.................    48,952,653    (5,941,384)
1,669,000,000   Japanese Yen 6-30-00.................    16,797,762    (1,333,264)
   75,000,000   Japanese Yen 9-29-00.................       767,014       (27,813)
2,500,000,000   Japanese Yen 12-28-00................    25,955,000        70,401
   23,650,000   New Zealand Dollar 3-30-00...........    12,346,483       492,683
    6,400,000   New Zealand Dollar 9-29-00...........     3,339,677       (44,957)
    5,000,000   New Zealand Dollar 12-28-00..........     2,607,250       (19,750)
                                                       ------------   -----------
                                                       $195,586,729   $(6,332,129)
                                                       ============   ===========

                       See Notes to Financial Statements.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund suffered along with most of the publicly traded real estate world in 1999 as the Fund fell 10.5% for the year following a 3.4% decline in the fourth quarter. The Wilshire Real Estate Securities Index reported 1999 results of down 3.2% after a flat (+0.2%) fourth quarter. The NAREIT Index was down 6.5% for the year, and posted a loss of 1.8% in the final quarter. (Please refer to the table on page 28 for specific contributions to the Funds' 1999 performance.)

1999 is the first time since 1973-1974 that publicly traded real estate has experienced back-to-back negative total returns. Despite solid fundamentals, favorable earnings results, and generally increasing per share values, our investments delivered negative returns.

We view this environment with a mixture of frustration and optimism. We have taken advantage of extremely negative market psychology to position our portfolio for outstanding long-term returns. We have aligned ourselves with good partners. We own quality assets in high barrier markets and/or own interests in real estate businesses with superior economics. By any rational measure the companies we own are selling at a substantial discount to intrinsic worth.

We cannot predict the direction of markets, especially over the short-term. However, recent activity (going private transactions, mergers, acquisitions, and aggressive share repurchase announcements) suggests that compelling valuations of real estate companies are beginning to get recognized. We will continue to work with our management partners to ensure that they are building value-per-share. We will continue to explore new investments that are even more compelling than existing positions. We will continue to make decisions based on long-term economics.

Five positions, Bay View Financial, Excel Legacy, Host Marriott, Prime Retail, and Waste Management, Inc., accounted for most of 1999's negative return. Bay View has transformed itself from an under-performing savings and loan into a commercial bank with the largest independent deposit market share in the San Francisco Bay area. Bay View is primarily a real estate lender. The company reported higher cash earnings in 1999, and we expect higher cash earnings in 2000 as well. We are confident that Bay View's value will ultimately be reflected in its stock price.

Excel Legacy made excellent progress on several fronts, including its mixed-use development at the entrance to Disneyland in Anaheim and the Los Arcos entertainment retail re-development in Scottsdale. The company, however, was

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

forced to abandon another project in downtown Scottsdale due to political opposition, and this defeat hurt the stock.

Host Marriott demonstrated the superior quality of its assets by outperforming the hotel industry again in 1999. Despite its property level performance, the company and the lodging industry remain very out of favor. In addition, Host Marriott experienced higher than anticipated costs to convert to a REIT, and allocated capital poorly. (See page 3.) The newly appointed CEO has responded by selling assets and using the proceeds to repurchase the very undervalued stock. From today's prices we should be amply rewarded when Host Marriott's property values are weighed properly in the stock market.

Prime Retail is the largest owner of outlet centers in the United States controlling approximately 50% of the Class A outlet space in the industry. This market share translated into solid rent growth throughout 1999, and led to a promising European joint venture development opportunity. Unfortunately, the company did not execute a leasing turnaround plan for its bottom tier outlet centers which were acquired primarily from Horizon Group in 1998. The company sells today for just 2 times depressed FFO (funds from operations). We anticipate Prime Retail's management team will take decisive steps to increase shareholder value in 2000.

After a 50% price decline we purchased Waste Management based upon the value of its landfills, which provide the vast majority of the company's strong free cash flow. While merger-related integration issues have caused problems that will take longer to fix than we originally anticipated, we are highly confident that they are fixable. (See pages 3 and 10.) Waste Management has the best assets within an increasingly supply constrained industry. As the company's new management team, led by Maury Myers, makes progress with the basic operations of the business, those asset values should surface through higher earnings resulting in a higher stock price.

The Fund's best performing four stocks, Red Roof Inns, Timberwest, Forest City Enterprises and Prime Group, added $31 million to 1999's return. Red Roof was acquired by Accor in mid-1999.

Timberwest, the largest private landowner in western Canada, produced solid cash flows from its timber holdings on Vancouver Island. The company's stock trades at a substantial discount to private acreage values. Timberwest derives a disproportionate share of its profits from log sales to Japan. The company should benefit from an improving Japanese economy.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Forest City, one of the largest real estate owners and developers in the country, made progress across the board in 1999. The company reported strong property level results and earnings growth, moved forward on several high profile developments including Times Square, and was selected as the master developer for the massive Denver-Stapleton re-development project. The company's value grew much faster than its stock price, which is even more compelling today than a year ago.

Prime Group also reported strong results in all parts of its business. Property level results from its Chicago properties were among the strongest reported anywhere in the U.S. The company also made several attractive acquisitions, sold assets at prices above our appraisals, and reported solid earnings growth. At the end of the year the company announced a plan to sell $500 million in assets, and to use half the proceeds to retire debt and half to buy in shares. At today's prices this repurchase would equal nearly two-thirds of the company's publicly traded equity, and Prime Group would still own over $1 billion in real estate assets.

The Realty Fund has a unique opportunity where even our best performers are still selling at large discounts to our appraisals, and many holdings are selling for less than half of their worth. These substantial discounts are based on current valuations, and most of our businesses are rapidly increasing their values-per-share. With the stability of the Fund's assets, we have a tremendous competitive advantage for reaping future returns. We are confident that the patience of our partners will result in rewarding long-term results for all of us.

                    REALTY FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 1999. The companies listed impacted performance by at least $4.5 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Red Roof Inns, Inc...................................  $ 11,960,522
  TimberWest Forest Corp...............................     9,542,021
  Forest City Enterprises, Inc. -- Class A and B.......     4,988,717
  Prime Group Realty Trust.............................     4,534,599
  IHOP Corp............................................    (5,380,826)
  Catellus Development Corporation.....................    (6,314,700)
  Beacon Capital Partners, Inc.........................    (6,366,605)
  Bay View Capital Corp................................    (8,906,068)
  Prime Retail, Inc....................................   (10,139,486)
  Host Marriott Corporation............................   (21,161,738)
  Waste Management, Inc................................   (23,968,341)
  Excel Legacy Corporation -- Common and Preferred.....   (26,025,685)
  All others, net......................................     1,755,177
                                                         ------------
                                                          (75,482,413)
Interest income........................................       659,372
Expenses...............................................    (8,692,504)
                                                         ------------
  NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $(83,515,545)
                                                         ============

                       REALTY FUND - PERFORMANCE HISTORY

                         LONGLEAF PARTNERS REALTY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                          SINCE PUBLIC OFFERING 1/2/96

                                    (GRAPH)

The graph is a composite line graph showing total returns of Longleaf Partners Realty Fund since its initial public offering on January 2, 1996, in comparison with the Wilshire Real Estate Securities Index, the primary broad based securities index used, the NAREIT Index, and inflation plus 10%.*

Each line graph begins with an assumed investment of $10,000 at 1/02/96, and has an ending value for each at 12/31/99. The ending value for each separate line graph is as follows:


Longleaf Partners International Fund -- $14,223
Wilshire Real Estate Securities Index -- $13,131
NAREIT Index -- $12,250
Inflation plus 10% -- $15,920*

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1999

                                              Wilshire
                                             Real Estate
                                    Realty   Securities    NAREIT   Inflation
                                     Fund       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
One Year                            (10.45)%    (3.17)%    (6.48)%  12.68%
Three Years                           0.36      (1.41)     (3.37)    12.00
Since Public Offering 1/2/96          9.21       6.92       5.21     12.34

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                        REALTY FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 44.3% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                            12.6%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiin Village. Manages and/or franchises hotels under the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

FOREST CITY ENTERPRISES, INC. (FCE)                                         8.8%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport re-development, and mixed use projects in both New York's Times Square and San Francisco.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      8.4%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed use development at Mission Bay on the waterfront in downtown San Francisco.

EXCEL LEGACY CORPORATION (XLG)                                              7.9%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including Scottsdale, Palm Springs, Salt Lake City, Anaheim, Denver, and Newport, KY across the river from Cincinnati.

PRIME GROUP REALTY TRUST (PGE)                                              6.6%
A REIT that owns over 11 million square feet of central business district and suburban office space predominately in the Chicago area. Also owns over 5 million square feet of industrial properties and has the right to over 9 million square feet of developable space.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

            NEW HOLDINGS                          ELIMINATIONS
            ------------                          ------------
Beacon Voting Trust* (Beacon Capital  Alexandria Real Estate Equities,
  Partners, Inc.)                       Inc.
Franchise Mortgage Acceptance         Castle & Cooke, Inc.
  Company                             Crestline Capital Corporation*(HMT)
Park Place Entertainment Corp.*(HLT)  Franchise Mortgage Acceptance
Waste Management, Inc.                  Company**(BVC)
                                      Park Place Entertainment Corp.*(HLT)
                                      Promus Hotel Corporation**(HLT)
                                      Red Roof Inns, Inc.
                                      Supertel Hospitality, Inc.

 * Acquired through merger/spin-off of existing position (ticker of original holding).
** Eliminated through merger/acquisition (ticker of acquiror).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 89.6%
Realty 89.2%
                     Diversified Realty 21.3%
     4,209,800   *   Catellus Development Corporation................   $ 53,938,062
     2,195,000   *   Excel Legacy Corporation(b).....................      7,270,938
     1,864,050       Forest City Enterprises, Inc. - Class A(b)......     52,193,400
       148,600       Forest City Enterprises, Inc. - Class B(b)......      4,615,887
     1,123,600       TrizecHahn Corporation (Foreign)................     18,960,750
                                                                        ------------
                                                                         136,979,037
                                                                        ------------
                     Lodging 20.5%
     8,424,744       Hilton Hotels Corporation.......................     81,088,161
     3,434,408       Host Marriott Corporation (REIT)(c).............     28,333,866
       719,500       Marriott International, Inc.....................     22,709,219
                                                                        ------------
                                                                         132,131,246
                                                                        ------------
                     Mortgage Financing 5.3%
     2,399,647       Bay View Capital Corp.(b).......................     34,044,992
                                                                        ------------

                     Natural Resources/Land 13.5%
       650,000       Deltic Timber Corporation(b)....................     14,218,750
       200,000       Rayonier Inc....................................      9,662,500
     4,740,200       TimberWest Forest Corp. (Foreign)(b)............     31,028,664
     1,840,000       Waste Management, Inc...........................     31,625,000
                                                                        ------------
                                                                          86,534,914
                                                                        ------------
                     Office 19.3%
     2,075,000       Beacon Capital Partners, Inc. (REIT)(b)(d)......     24,900,000
       833,000       Boston Properties Inc. (REIT)...................     25,927,125
       914,200       Cousins Properties Incorporated (REIT)..........     31,025,663
     2,810,700       Prime Group Realty Trust (REIT)(b)..............     42,687,506
                                                                        ------------
                                                                         124,540,294
                                                                        ------------
                     Retail 9.3%
     1,223,800       Getty Realty Corp.(b)...........................     13,691,262
     1,622,100   *   IHOP Corp.(b)...................................     27,068,794
     3,371,400       Prime Retail, Inc. (REIT)(b)....................     18,964,125
                                                                        ------------
                                                                          59,724,181
                                                                        ------------
Non-Realty 0.4%
       162,800   *   The Pioneer Group, Inc..........................      2,564,100
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $663,929,088).........    576,518,764
                                                                        ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Preferred Stock - 6.8%
                     Diversified Realty 6.8%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible (Cost
                       $73,000,000)(b)(d)............................   $ 43,526,980
                                                                        ------------
      UNITS
    ----------
Trust Units - 1.2%
                     Lodging 1.2%
        93,564       Beacon Voting Trust (Cost $8,945,868)(b)(d).....      7,485,120
                                                                        ------------
    CONTRACTS
    ----------
Options - 0.5%
                     Natural Resources/Land 0.5%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received
                     $2,581,033).....................................     (1,396,065)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)...............      5,000,451
                                                                        ------------
                                                                           3,604,386
                                                                        ------------
       PAR
    ----------
Short-Term Obligations 0.8%
     5,234,000       Repurchase Agreement with State Street Bank,
                     2.5% due 1-3-00 (Collateralized by U.S.
                     government securities)..........................      5,234,000
                                                                        ------------
TOTAL INVESTMENTS (COST $752,209,554)(a)......................   98.9%   636,369,250
OTHER ASSETS AND LIABILITIES, NET.............................    1.1      6,941,277
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $643,310,527
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $12.69
                                                                              ======

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $46,044,368 and $(173,332,438), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral on Newhall options. See Note 10.
(d) Illiquid, board valued security. See Note 8.

Note: REITs comprise 27% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 8% of net assets.

                       See Notes to Financial Statements.

                           (Intentionally Left Blank)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund ended 1999 up 4.1% after a flat (-0.4%) fourth quarter. While the average stock as measured by Value Line declined 1.4% during the year, the Russell 2000 Index finished the year up 21.3% following an amazing fourth quarter rally of 18.4% when technology and internet related stocks soared. (Please refer to the table on page 35 for specific contributions to the Fund's 1999 performance.)

Each of our three largest positions going into 1999 appreciated substantially and was sold. Shaw Communications, the Canadian cable operator, reached our appraisal in the first quarter. Over the eighteen months we owned the company, the stock almost tripled. Orion Capital, Promus Hotels, and Pinkerton's were acquired and significantly added to the Fund's performance.

Several smaller holdings also appreciated during the year. Agribrands' results improved as its overseas feed business rebounded with the recovering Asian economy. Hilb, Rogal and Hamilton continued to grow free cash flow both organically and through intelligent acquisitions. Gulf Canada, currently the Fund's largest holding, rose during the year as oil and gas prices rebounded. This exploration and production company did not appreciate nearly as much as oil prices, however. With a strengthened balance sheet and unique energy assets, Gulf Canada remains at a large discount to its value. Timberwest, the Canadian timber company, had solid cash flows, and should benefit further from an improving Japanese economy.

We bought eleven new holdings during the year. Three, Romac International, First Health Group, and Neiman Marcus Group, quickly added to the Small-Cap Fund's results. Romac, the largest single contributor to performance, is a job placement firm with both a traditional business filling full and part-time positions, and a new Internet placement venture, kforce.com. The stock fell as the market feared that the end of Y2K work would hurt revenues, and this decline allowed us to acquire a position. In a fascinating commentary on today's stock market, Romac almost doubled in a two week period following an announcement that the company would change its name to kforce.com, inc. First Health rose to our appraisal, allowing us to sell our stake. We bought Neiman Marcus, the high-end retailer, in the fourth quarter, and it ended the year as our fourth largest holding. Although the stock rose shortly after our purchase, the market has not fully recognized the value in Neiman's superior brands and rapidly growing customer base.

The good returns at many of our companies were tempered by price declines in some of our positions. Pediatrix Medical, a national physician practice manage-

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

ment company that specializes in managing critical care units for babies and children, is under attack from short sellers over its billing rates to state governments. At Carmike Cinemas we underestimated the increase in new supply for rural movie theaters, and how that would impact Carmike's revenues. U.S. Industries, currently our third largest holding, declined during the year to our cost. Management took advantage of the price weakness by selling assets and using the proceeds to repurchase shares. Bay View reported higher cash earnings in 1999, but the market was unsatisfied. Carbide/Graphite operated below capacity awaiting improved demand and pricing for both its needle coke and graphite electrode lines of business. Midas reported weak same-store sales, but the new management team made great progress in improving franchisee relations, building value through improved operations, and buying in stock. Wisconsin Central, currently the Fund's second largest holding, took longer to turn around the U.K. rail it bought very cheaply from the government. The domestic rail continues as an industry leader, and the prospects for each of its rail operations remain compelling.

In 1999 we found numerous investment opportunities and used proceeds from sales to re-position the portfolio. We also sold our Japanese holdings as equally attractive qualifying domestic opportunities emerged. As we look down the list of holdings, we see tremendous upside. We own high quality businesses with good management partners, and our ownership stakes are very discounted. Collectively the Fund's composite price-to-value ratio approaches 50%. Businesses that produce substantial free cash flow and have capable managements with the right incentives invariably reach full value when either the market changes its mind
(Shaw), the business fundamentals improve (Agribrands and Timberwest), corporate acquirers see an opportunity (Orion, Promus, Pinkerton's), management restructures the company (Romac), or management aggressively moves to repurchase shares (most of our holdings).

                   SMALL-CAP FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to operations for 1999. The companies listed impacted performance by at least $10 million.

                                                         CONTRIBUTION
                                                         ------------
FROM PORTFOLIO HOLDINGS:
  Romac International, Inc.............................  $ 31,759,190
  Shaw Communications - Class A and B..................    29,103,094
  Orion Capital Corporation............................    20,462,036
  Hilton Hotels (formerly Promus Hotel Corporation)....    17,040,545
  Agribrands International, Inc........................    16,246,400
  Hilb Rogal and Hamilton Company......................    16,049,922
  Gulf Canada Resources Limited........................    14,918,198
  First Health Group Corp..............................    12,843,975
  TimberWest Forest Corp...............................    10,623,051
  The Nieman Marcus Group, Inc. - Class B..............    10,294,819
  Wisconsin Central Transportation Corporation.........   (13,669,587)
  Midas Inc............................................   (14,019,287)
  The Carbide/Graphite Group, Inc......................   (14,355,000)
  Bay View Capital Corp................................   (15,574,117)
  U.S. Industries, Inc.................................   (17,923,220)
  Carmike Cinemas, Inc.................................   (18,375,000)
  Pediatrix Medical Group, Inc.........................   (26,539,195)
  All others, net......................................    (4,193,512)
                                                         ------------
                                                           54,692,312
Interest income........................................     6,060,731
Expenses...............................................   (14,160,642)
                                                         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................  $ 46,592,401
                                                         ============

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                        LONGLEAF PARTNERS SMALL-CAP FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                 OVER TEN YEARS

                                    (GRAPH)

The graph is a composite line graph showing total returns of Longleaf Partners Small-Cap Fund over ten years in comparison with the Russell 2000 Index, the primary broad based securities index used, the Value-Line Index, and inflation plus 10%.*

Each line graph begins with an assumed investment of $10,000 at 12/31/89, and has an ending value for each at 12/31/99. The ending value for each separate line graph is as follows:

Longleaf Partners Small-Cap Fund -- $27,498
Russell 2000 Index -- $35,164
Value-Line Index -- $16,656
Inflation plus 10% -- $33,734

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                 Value-Line    Inflation
                                      Small-Cap   Russell 2000   (Geometric)     Plus
                                        Fund         Index          Index        10%*
                                      ---------   ------------   -----------   ---------
One Year                                 4.05%       21.26%         (1.40)%     12.68%
Five Years                              18.58        16.69           9.21        12.37
Ten Years(a)                            10.64        13.40           5.23        12.93
Since Public Offering 2/21/89(a)        11.75        13.17           5.27        13.13

(a) From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 26.8% OF NET ASSETS)

GULF CANADA RESOURCES LIMITED (GOU)                                         6.6%
Canadian based exploration and production company with oil and natural gas assets across the world.

WISCONSIN CENTRAL TRANSPORTATION CORPORATION (WCLX)                         5.2%
A railroad holding company that owns lines in the midwest U.S., Ontario, The United Kingdom, New Zealand, and Australia.

U.S. INDUSTRIES, INC. (USI)                                                 5.0%
Manufacturer of bath and plumbing (Zurn, Jacuzzi, Eljer) products, indoor lighting (Lighting Corp. of America), and hardware (True Temper, Ames).

THE NEIMAN MARCUS GROUP, INC. - CLASS B (NMG.B)                             5.0%
High-end retailer that owns Neiman Marcus stores and Bergdorf Goodman.

SAFETY-KLEEN CORP. (SK)                                                     5.0%
Collects, recycles, and disposes hazardous & non-hazardous waste streams using its network of collection facilities.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1999 THROUGH DECEMBER 31, 1999

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
First Health Group Corp.            The Chiyoda Fire and Marine
Fleming Companies, Inc.               Insurance Company, Ltd.
Hilton Hotels Corporation*(PRH)     The Dai-Tokyo Fire and Marine
The MONY Group Inc.                   Insurance Company, Ltd.
The Neiman Marcus Group, Inc. -     First Health Group Corp.
  Class B                           Fuji Fire and Marine Insurance
Pediatrix Medical Group, Inc.         Company, Limited
Premier Farnell plc                 Gendis Inc.
Romac International, Inc.           Nippon Broadcasting System
Safety-Kleen Corp.                  The Nissan Fire & Marine Insurance
Vail Resorts, Inc.                    Company, Ltd.
Whitman Corporation                 Orion Capital Corporation
Wyndham International, Inc.         Pinkerton's Inc.
                                    Premier Farnell plc
                                    Promus Hotel Corporation**(HLT)
                                    Robbins & Myers, Inc.
                                    Sangetsu Co., Ltd.
                                    Shaw Communications Inc. - Class A
                                    Shaw Communications Inc. - Class B
                                    TrizecHahn Corporation
                                    Vail Resorts, Inc.

 * Acquired through merger/spin-off of existing position (ticker of original holding)
** Eliminated through merger/acquisition (ticker of acquiror).

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 99.1%
                     Agriculture 3.3%
     1,015,400   *   Agribrands International, Inc.(b)..............   $   46,708,400
                     Beverages 2.1%
     2,195,100       Whitman Corporation............................       29,496,656
                     Business Services 4.7%
     5,029,900   *   Romac International, Inc.(b)...................       67,589,281
                     Commercial Lighting 6.0%
     2,407,500   *   Genlyte Group Incorporated(b)..................       51,460,313
     1,692,850       Thomas Industries, Inc.(b).....................       34,597,622
                                                                       --------------
                                                                           86,057,935
                                                                       --------------
                     Entertainment 0.8%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A(b)............       11,484,375
                     Environmental Services 5.0%
     6,297,600   *   Safety-Kleen Corp.(b)..........................       71,241,600
                     Food -- Wholesale 4.6%
     6,444,000       Fleming Companies, Inc.(b).....................       66,051,000
                     Health Care 1.0%
     2,056,500   *   Pediatrix Medical Group, Inc.(b)...............       14,395,500
                     Investment Management 1.5%
     1,320,000   *   The Pioneer Group, Inc.........................       20,790,000
                     Life Insurance 4.2%
     2,058,500       The MONY Group Inc.............................       60,082,469
                     Lodging 5.1%
     2,829,653       Hilton Hotels Corporation......................       27,235,410
    15,450,400   *   Wyndham International, Inc.(b).................       45,385,550
                                                                       --------------
                                                                           72,620,960
                                                                       --------------
                     Manufacturing 13.4%
     3,323,440       AMETEK, Inc.(b)................................       63,353,075
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)............       11,310,000
     2,390,200   *   Scott Technologies, Inc.(b)....................       45,115,025
     5,115,000       U.S. Industries, Inc.(b).......................       71,610,000
                                                                       --------------
                                                                          191,388,100
                                                                       --------------
                     Mortgage Financing 3.1%
     3,114,700       Bay View Capital Corp.(b)......................       44,189,806
                     Natural Resources 11.1%
       845,000       Deltic Timber Corporation(b)...................       18,484,375
    27,863,860   *   Gulf Canada Resources Limited (Foreign)(b).....       94,040,527
     6,950,000       TimberWest Forest Corp. (Foreign)(b)...........       45,493,695
                                                                       --------------
                                                                          158,018,597
                                                                       --------------

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1999

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Pharmaceuticals 4.1%
     7,268,800   *   Perrigo Company(b).............................   $   58,150,400
                     Property & Casualty Insurance 6.6%
       243,883   *   Alleghany Corporation..........................       45,240,296
     1,777,400       Hilb, Rogal and Hamilton Company(b)............       50,211,550
                                                                       --------------
                                                                           95,451,846
                                                                       --------------
                     Real Estate 8.5%
     4,680,000   *   Catellus Development Corporation...............       59,962,500
     1,135,400       Cousins Properties Incorporated................       38,532,638
     1,443,400   *   IHOP Corp.(b)..................................       24,086,738
                                                                       --------------
                                                                          122,581,876
                                                                       --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc.(b)....................       15,841,200

                     Retail 7.7%
     1,767,600       Midas Inc.(b)..................................       38,666,250
     2,654,100   *   The Neiman Marcus Group, Inc. -- Class B(b)....       71,494,819
                                                                       --------------
                                                                          110,161,069
                                                                       --------------

                     Transportation 5.2%
     5,550,800   *   Wisconsin Central Transportation
                       Corporation(b)...............................       74,588,875
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,402,414,683)..................    1,416,889,945
                                                                       --------------

       PAR
    ----------
Short-Term Obligations 0.7%

     9,295,000       Repurchase Agreement with State Street Bank,
                       2.5% due 1-3-00 (Collateralized by U.S.
                       government securities).......................        9,295,000
                                                                       --------------
TOTAL INVESTMENTS (COST $1,411,709,683)(a)...................   99.8%   1,426,184,945
OTHER ASSETS AND LIABILITIES, NET............................    0.2        3,488,272
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,429,673,217
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $20.20
                                                                               ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $158,598,595 and $(144,123,333), respectively.
(b) Affiliated company. See Note 7.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 10% of net assets.

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999

                       PARTNERS FUND

ASSETS:
Investments:
  Affiliated securities, at market value (cost
    $2,401,549,875, $46,220,168, $379,683,544 and
    $1,135,148,750, respectively) (Note 2 and 7)............
  Other securities, at market value (cost $1,538,864,531,
    $234,266,829, $369,903,043 and $267,265,933,
    respectively) (Note 2)..................................
  Repurchase agreements (Note 2)............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
Prepaid assets..............................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Forward currency contracts (Note 2).......................
  Fund shares redeemed......................................
  Securities purchased......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Options written, at market value (premiums received
  $2,581,033) (Note 2 and 9)................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income(loss).................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1999

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
$1,658,895,528      $ 41,376,808      $317,080,531   $1,135,549,976
 1,904,379,627       256,164,800       315,450,784      281,339,969
    62,701,000         2,769,000         5,234,000        9,295,000
--------------      ------------      ------------   --------------
 3,625,976,155       300,310,608       637,765,315    1,426,184,945
           169               223               590              590
     4,730,304           518,618         3,124,127        1,709,506
     4,572,816           407,256         2,987,971        1,080,531
    22,696,553           107,327         2,523,217        4,502,879
       167,054            20,205            31,462           56,883
--------------      ------------      ------------   --------------
 3,658,143,051       301,364,237       646,432,682    1,433,535,334
--------------      ------------      ------------   --------------
    17,746,341         6,332,129                 -                -
    13,164,530           905,778         1,043,156        2,544,589
     2,022,779                 -                 -            2,706
     2,421,201           371,774           549,577        1,028,441
       311,503            25,602            54,957          125,801
             -                 -         1,396,065                -
       367,227           115,858            78,400          160,580
--------------      ------------      ------------   --------------
    36,033,581         7,751,141         3,122,155        3,862,117
--------------      ------------      ------------   --------------
$3,622,109,470      $293,613,096      $643,310,527   $1,429,673,217
==============      ============      ============   ==============
$3,738,388,018      $265,239,079      $785,852,455   $1,414,197,988
             -            (1,144)                -           32,283
   278,607,044        17,654,042       (26,670,992)         968,573
  (394,885,592)       10,721,119      (115,870,936)      14,474,373
--------------      ------------      ------------   --------------
$3,622,109,470      $293,613,096      $643,310,527   $1,429,673,217
==============      ============      ============   ==============
        $20.49            $12.02            $12.69           $20.20
==============      ============      ============   ==============
   176,769,274        24,431,980        50,689,493       70,780,977

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $454,114, $115,747, $18,319 and $28,235, respectively)
    (Note 7)................................................
  Dividends from non-affiliates (net of foreign tax withheld of $1,561,433, $261,841, $41,060 and $66,235,
    respectively)...........................................
  Interest..................................................
         Total income.......................................
EXPENSES:
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer agent fee........................................
  Registration and filing fees..............................
  Postage and supplies......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Miscellaneous.............................................
         Total expenses.....................................
  Investment counsel fee waived.............................
         Net expenses.......................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN(LOSS):
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities (Note 7)............................
  Options...................................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain(loss)...................
      Net realized and unrealized gain(loss)................
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

PARTNERS FUND   INTERNATIONAL FUND    REALTY FUND    SMALL-CAP FUND
-------------   ------------------   -------------   --------------
 $ 19,573,130     $   1,068,720      $  10,926,161   $  10,808,885
   35,819,820         2,670,858          7,651,367       2,844,620
   33,602,899         1,709,757            659,372       6,060,731
-------------     -------------      -------------   -------------
   88,995,849         5,449,335         19,236,900      19,714,236
-------------     -------------      -------------   -------------
   33,132,889         3,476,322          7,445,972      11,915,519
    4,284,390           231,755            744,598       1,455,404
      690,431            37,347            120,019         234,614
      248,545            99,355             39,642         104,973
      279,306            23,615             73,313         108,262
      263,023            24,429             71,594          96,989
      184,137             7,033             41,405          69,576
      102,186           108,041             19,443          35,120
       46,568            45,346             44,108          41,994
       60,000            20,000             30,000          30,000
       44,240             2,648             12,001          16,444
      131,989            22,076             50,409          51,747
-------------     -------------      -------------   -------------
   39,467,704         4,097,967          8,692,504      14,160,642
           -           (42,258)                 -               -
-------------     -------------      -------------   -------------
   39,467,704         4,055,709          8,692,504      14,160,642
-------------     -------------      -------------   -------------
   49,528,145         1,393,626         10,544,396       5,553,594
-------------     -------------      -------------   -------------

  916,862,616        27,261,297        (26,756,214)    149,184,620
      836,664          (243,560)        16,786,733      18,515,858
           -                  -          1,258,956               -
  (13,344,304)       (2,235,160)                 -      (4,335,671)
      (10,524)          (48,685)            10,900           9,300
-------------     -------------      -------------   -------------
  904,344,452        24,733,892         (8,699,625)    163,374,107
-------------     -------------      -------------   -------------
 (916,521,959)       14,417,177        (84,456,914)   (130,207,391)
   (5,077,187)       (3,481,944)          (903,402)      7,872,091
-------------     -------------      -------------   -------------
 (921,599,146)       10,935,233        (85,360,316)   (122,335,300)
-------------     -------------      -------------   -------------
  (17,254,694)       35,669,125        (94,059,941)     41,038,807
-------------     -------------      -------------   -------------
 $ 32,273,451     $  37,062,751      $ (83,515,545)  $  46,592,401
=============     =============      =============   =============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                   1999               1998
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................  $  49,528,145      $   37,909,506
 Net gain(loss).............................................    904,344,452         638,290,424
 Change in net unrealized gain(loss)........................   (921,599,146)       (248,007,321)
                                                              -------------      --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................     32,273,451         428,192,609
                                                              -------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................    (50,849,326)        (36,966,961)
 From net realized gain on investments......................   (672,352,020)       (586,542,694)
 From return of capital.....................................              -                   -
                                                              -------------      --------------
   Net decrease in net assets resulting from
     distributions..........................................   (723,201,346)       (623,509,655)
                                                              -------------      --------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares...........................  1,134,274,945         890,978,876
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................    695,727,239         907,344,282
 Cost of shares redeemed....................................  1,202,264,742)       (522,776,364)
                                                              -------------      --------------
   Net increase in net assets from fund share
     transactions...........................................    627,737,442       1,275,546,794
                                                              -------------      --------------
   Total increase(decrease) in net assets...................    (63,190,453)      1,080,229,748
NET ASSETS:
 Beginning of period........................................  3,685,299,923       2,605,070,175
                                                              -------------      --------------
 End of period..............................................  3,622,109,470      $3,685,299,923
                                                              =============      ==============
 Undistributed net investment income(loss) included in net
   assets at end of period..................................  $           -      $      872,615
                                                              =============      ==============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

       INTERNATIONAL FUND                   REALTY FUND                    SMALL-CAP FUND
--------------------------------   -----------------------------   -------------------------------
     YEAR        CAPITALIZATION             YEAR ENDED                       YEAR ENDED
    ENDED        AUGUST 12, 1998           DECEMBER 31,                     DECEMBER 31,
 DECEMBER 31,    TO DECEMBER 31,   -----------------------------   -------------------------------
     1999             1998              1999            1998            1999             1998
--------------   ---------------   --------------   ------------   --------------   --------------
 $  1,393,626      $    37,645      $ 10,544,396    $ 22,852,505   $   5,553,594    $   10,219,153
   24,733,892        1,099,639        (8,699,625)    (18,082,849)    163,374,107       150,103,088
   10,935,233         (214,114)      (85,360,316)   (128,495,450)   (122,335,300)      (28,601,652)
 ------------      -----------      ------------    ------------   -------------    --------------
   37,062,751          923,170       (83,515,545)   (123,725,794)     46,592,401       131,720,589
 ------------      -----------      ------------    ------------   -------------    --------------
   (1,346,328)         (37,720)       (5,142,943)    (22,173,227)     (5,574,355)      (10,041,928)
   (8,227,856)               -                 -               -    (165,419,770)     (145,213,540)
            -                -       (11,417,766)     (5,557,418)              -                 -
 ------------      -----------      ------------    ------------   -------------    --------------
   (9,574,184)         (37,720)      (16,560,709)    (27,730,645)   (170,994,125)     (155,255,468)
 ------------      -----------      ------------    ------------   -------------    --------------
  251,155,300       75,071,603       256,227,058     524,495,785     500,525,620       565,247,944
    8,647,707           32,236        15,791,432      56,610,939     163,286,523       178,562,305
  (69,251,008)        (516,759)     (304,327,313)   (391,256,885)   (465,100,821)     (280,170,886)
 ------------      -----------      ------------    ------------   -------------    --------------
  190,551,999       74,587,080       (32,308,823)    189,849,839     198,711,322       463,639,363
 ------------      -----------      ------------    ------------   -------------    --------------
  218,040,566       75,472,530      (132,385,077)     38,393,400      74,309,598       440,104,484
   75,572,530          100,000       775,695,604     737,302,204   1,355,363,619       915,259,135
 ------------      -----------      ------------    ------------   -------------    --------------
 $293,613,096      $75,572,530      $643,310,527    $775,695,604   1,429,673,217    $1,355,363,619
 ============      ===========      ============    ============   =============    ==============
 $     (1,144)     $       244      $          -    $    627,922   $      32,284    $       43,744
 ============      ===========      ============    ============   =============    ==============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with generally accepted accounting principles; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method.

Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $42,258 at December 31, 1999 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED DECEMBER 31, 1999
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   42,839,976    21,925,549      18,285,180    22,402,360
    Reinvestment of
      shareholder
      distribution......   32,884,394       706,373       1,261,297     8,115,384
    Shares redeemed.....  (50,052,490)   (5,783,738)    (22,165,389)  (21,477,725)
                          -----------    ----------     -----------   -----------
                           25,671,880    16,848,184      (2,618,912)    9,040,019
                          ===========    ==========     ===========   ===========

                                       YEAR ENDED DECEMBER 31, 1998
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   33,032,388     7,632,832      32,103,302    24,333,088
    Reinvestment of
      shareholder
      distribution......   37,325,423         3,246       3,576,951     8,326,574
    Shares redeemed.....  (19,542,488)      (52,282)    (24,869,928)  (12,181,491)
                          -----------    ----------     -----------   -----------
                           50,815,323     7,583,796      10,810,325    20,478,171
                          ===========    ==========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                       PARTNERS FUND  INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                       -------------- ------------------   ------------   --------------
    Purchases          $1,902,827,363    $298,661,669      $164,287,991    $727,658,632
    Sales               1,800,399,787     103,196,294       197,406,000     632,040,381

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1999, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
PARTNERS FUND
  Crestline Capital Corporation                                 5.6
  Georgia-Pacific Corporation--Timber Group                     9.0
  Hilton Hotels Corporation                                     5.3
  Host Marriott Corporation                                     5.1
  The Nippon Fire & Marine Insurance Company, Ltd.              5.3
  Pioneer Natural Resources Company                            11.2
  Rayonier Inc.                                                10.6
  TrizecHahn Corporation                                        6.3
  UCAR International, Inc.                                      9.9
  Waste Management, Inc.                                        5.6
INTERNATIONAL FUND
  Gendis Inc. (Note 8)                                         20.0
  Bemrose Corporation plc                                      12.3
  O&Y Properties Corporation                                    9.6
REALTY FUND
  Bay View Capital Corporation                                  7.4
  Beacon Capital Partners, Inc. (Note 8)                        9.9
  Beacon Voting Trust (Note 8)                                  9.9
  Deltic Timber Corporation                                     5.2
  Excel Legacy Corporation*--
    Common                                                      6.0
    Series A Liquidating Preference Convertible (Note 8)       68.6
  Forest City Enterprises, Inc. -- Class A and B               10.3
  Getty Realty Corp.                                            9.0
  IHOP Corp.                                                    8.1
  Prime Group Realty Trust                                     18.6
  Prime Retail, Inc.                                            7.8
  TimberWest Forest Corp.                                       6.8
* Combined voting power is 30.8%

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
SMALL-CAP FUND
  Agribrands International, Inc.                                9.8
  AMETEK, Inc.                                                 10.3
  Bay View Capital Corp.                                        9.6
  The Carbide/Graphite Group, Inc.                             20.9
  Carmike Cinemas, Inc.-- Class A                              14.8
  Deltic Timber Corporation                                     6.8
  Fleming Companies, Inc.                                      16.6
  Genlyte Group Incorporated                                   17.6
  Gulf Canada Resources Limited                                 8.0
  Hilb, Rogal and Hamilton Company                             13.6
  IHOP Corp.                                                    7.2
  Midas Inc.                                                   10.9
  The Neiman Marcus Group, Inc. -- Class B                      5.4
  Pediatrix Medical Group, Inc.                                13.2
  Perrigo Company                                               9.9
  Romac International, Inc.                                    10.8
  Safety-Kleen Corp.                                            6.3
  Scott Technologies, Inc.                                     13.4
  Thomas Industries, Inc.                                      10.7
  TimberWest Forest Corp.                                      10.0
  U.S. Industries, Inc.                                         5.9
  VICORP Restaurants, Inc.                                     11.1
  Wisconsin Central Transportation Corporation                 10.8
  Wyndham International, Inc. -- Class A                        9.2

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at $24,900,000 or $12.00 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by December 31, 1999.

On July 1, 1999, Beacon paid a taxable distribution of $9,013,144 in the form of 91,994 units of Beacon Voting Trust. The Voting Trust structure allows Beacon Capital Partners to retain voting authority with respect to their investment in Wyndham International without jeopardizing their REIT status. The Voting Trust shares are not registered and are subject to transfer restrictions. On October 25, 1999, the Voting Trust paid a cash distribution of $67,275 and 1,570 additional trust units. At December 31, 1999 the 93,564 total Voting Trust units are carried at $7,485,120 or $80.00 per unit.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at

$43,526,980 or $2.9813 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and may be converted by the company into common shares. The Excel Preferred shares are not registered and there is no regular trading market in these shares.

Both Beacon, Beacon Voting Trust and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 11.8% of the Realty Fund's net assets at December 31, 1999.

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 3.7% of the International Fund's net assets at December 31, 1999.

NOTE 9. PUT OPTIONS WRITTEN

The Realty Fund had the following written option transactions for the year ended December 31, 1999:

                                                Number of    Premiums
                                                Contracts    Received
                                                ---------   ----------
Options outstanding at December 31, 1998......    8,461     $1,786,187
Options expired...............................   (8,461)    (1,786,187)
Options written...............................    8,461      2,581,033
                                                 ------     ----------
Options outstanding at December 31, 1999......    8,461     $2,581,033
                                                 ======     ==========

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1999:

                                                          Market
                                                         Value of
                                                        Segregated
                                  Obligation              Assets
                           -------------------------  ---------------
Partners Fund............  Forward Currency
                             Contracts                 $307,031,250
International Fund.......  Forward Currency
                             Contracts                 $199,512,515
Realty Fund..............  Newhall Land and Farming
                             Company Put Options
                             Written                   $ 24,750,000

NOTE 11. RELATED OWNERSHIP

At December 31, 1999, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   3,445,163          14.1%
Realty Fund..........................   4,667,904           9.2%

NOTE 12. CAPITAL LOSS CARRYOVERS

At December 31, 1999, the Realty Fund had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration as follows:

  Amount                       Expiration
  ------                       ----------
$17,735,542                    12/31/2006
$ 7,577,501                    12/31/2007

The Partners Fund, International Fund and Small-Cap Fund had no loss carryovers.

NOTE 13. POST OCTOBER LOSSES

Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer losses between November 1, 1999 and December 31, 1999 as follows:

                                                  Capital     Currency
                                                 ----------   --------
Partners Fund..................................           -         -
International Fund.............................           -   $12,152
Realty Fund....................................  $1,357,949         -
Small-Cap Fund.................................  $6,089,260         -

UNAUDITED TAX INFORMATION

Distributions from long-term capital gains for the fiscal year ended December 31, 1999 were as follows:

Partners Fund.....................             $642,787,605
International Fund................                        -
Realty Fund.......................                        -
Small-Cap Fund....................              151,417,702

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD      INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    1999..........................    $24.39         $.28        $  .34       $  .62       $ (.29)    $(4.23)
    1998..........................     25.98          .25          3.22         3.47         (.25)     (4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .38          4.08         4.46         (.38)     (2.38)
    1995..........................     17.13          .24          4.46         4.70         (.24)      (.44)
INTERNATIONAL FUND
Year ended December 31, 1999......      9.97          .06          2.38         2.44         (.06)      (.33)
August 12, 1998 (Capitalization)
    through December 31, 1998.....     10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Year ended December 31,
    1999..........................     14.55          .36         (1.88)       (1.52)        (.23)         -
    1998..........................     17.35          .44         (2.70)       (2.26)        (.43)         -
    1997..........................     13.97          .09          4.06         4.15         (.09)      (.64)
    1996..........................     10.00          .03          4.04         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    1999..........................     21.95          .08           .79          .87         (.08)     (2.54)
    1998..........................     22.18          .17          2.54         2.71         (.17)     (2.77)
    1997..........................     17.86          .18          5.01         5.19         (.18)      (.69)
    1996..........................     14.46          .02          4.41         4.43         (.02)     (1.01)
    1995..........................     13.28          .12          2.35         2.47         (.12)     (1.17)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. The Realty Fund's expense ratio in 1996 before the waiver was 1.60%.

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $(4.52)   $20.49      2.18%    $3,622,109       .92%       1.16%        50.39%
     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
     -      (.68)    21.15     27.50      1,876,467      1.01        1.45         12.60
     -      (.39)    12.02     24.37        293,613      1.75(d)      .60         50.32
     -      (.01)     9.97      9.02 (c)     75,572      1.75(a)(d)   .10(a)      24.05
  (.11)     (.34)    12.69    (10.45)       643,311      1.17        1.42         22.64
  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)      .92          4.28
     -     (2.62)    20.20      4.05      1,429,673       .97         .38         47.48
           (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97
     -     (1.29)    14.46     18.61        135,977      1.30         .84         32.95

                           (Intentionally Left Blank)

                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, Longleaf Partners Realty Fund, and Longleaf Partners Small-Cap Fund, each a series of Longleaf Partners Funds Trust, (hereafter referred to as the "Funds"), at December 31, 1999, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 2000

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                              CALL (800) 445-9469

24-HOUR AUTOMATED INFORMATION                                           OPTION 1
For automated reporting of daily prices, account balances and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

FUND INFORMATION                                                        OPTION 2
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

SHAREHOLDER INQUIRIES                                                   OPTION 3
To request action on your existing account contact the transfer agent, NFDS, from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 219929                   330 W. 9th Street
   Kansas City, MO 64121-9929            Kansas City, MO 64105

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations, Chief Financial
     Officer and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                          Longleaf Partners Funds (SM)
                                    c/o NFDS
                                P.O. Box 219929
                           Kansas City, MO 64121-9929
                                 (800) 445-9469
                            www.longleafpartners.com